GENERAL MICROWAVE CORPORATION

                           5500 New Horizons Boulevard
                           Amityville, New York  11701



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1996



TO THE HOLDERS OF COMMON STOCK:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENERAL
MICROWAVE CORPORATION ("Corporation") will be held at General
Microwave
Corporation, 5500 New Horizons Boulevard, Amityville, New York on
Tuesday, June
25, 1996 at 11:00 o'clock in the morning, Eastern Daylight Saving Time, for the following purposes:

     l.   To elect a Board of seven Directors.

     2. To consider and vote upon the adoption and approval of an amendment to the Corporation's Employee Stock Purchase Plan that would increase the number of shares of the Corporation's Common Stock that may be issued pursuant to the Stock Purchase Plan by 59,201 to 140,000.

     3. To transact such other business as may come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May
6, 1996 as the
record date for determination of stockholders entitled to notice of and to vote at the meeting.

     Your attention is called to the attached proxy statement.
WHETHER OR NOT YOU
PLAN TO ATTEND THIS MEETING, YOU ARE URGED TO COMPLETE, SIGN AND
RETURN THE
ENCLOSED PROXY CARD, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED
IN THE UNITED
STATES.  THIS MAY SAVE THE CORPORATION THE EXPENSE OF FURTHER PROXY
SOLICITATION.
IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY
AND VOTE YOUR OWN
SHARES.

                      By Order of the Board of Directors.

                               MICHAEL I. STOLZAR,

                                               Secretary

May 28, 1996

                          GENERAL MICROWAVE CORPORATION

                           5500 New Horizons Boulevard
                           Amityville, New York  11701



                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1996



The enclosed proxy is being solicited by the Board of Directors of General
Microwave Corporation ("Corporation") for use at the annual meeting of stockholders of the Corporation to be held on June 25, 1996. The proxy may be revoked by the stockholder at any time prior to its use at the meeting by submission of a later-dated proxy or by written notice to the Corporation,
Attention: Stockholder Relations, or by attendance and voting in person at the
Annual Meeting. Solicitation of proxies may be made by mail, personal interviews, telephone and telegraph by officers and regular employees of the Corporation who will not be additionally compensated therefor. Expenses for postage, printing, and handling will be paid by the Corporation and it may reimburse brokers, banks, and other custodians, nominees and fiduciaries for their expenses in sending proxy material to their principals.

Only stockholders of record of the Corporation's Common Stock, par value one cent
($.01) per share ("Common Stock"), at the close of business on May
6, 1996 are
entitled to vote. On that date there were 1,197,390 shares of Common Stock outstanding. Each share is entitled to one vote at the meeting.

The principal executive offices of the Corporation are located at 5500 New
Horizons Boulevard, Amityville, New York 11701. This notice of meeting and proxy statement and enclosed proxy will be mailed to the Corporation's stockholders of record on or about June 3, 1996.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The persons named in the enclosed proxy, or their substitutes, will cast the votes authorized by the proxies received for the election of the nominees listed below as directors for the ensuing year and until their respective successors are elected and qualified. If any nominee is unavailable to serve at the time of election, it is intended that the persons named in the proxy or their substitutes will vote for an alternative nominee who will be designated by the Board of
Directors of the Corporation. However, the Board of Directors of the Corporation has no reason to anticipate that any of the nominees listed below will not be candidates.

Directors are elected by a plurality of the votes cast by the holders of the
Corporation's Common Stock at a meeting at which a quorum is present.
Accordingly, the individuals who receive the largest number of votes cast are elected as directors up to the number of directors to be chosen at the meeting.
Shares not voted, whether by abstention, broker non-vote or otherwise, have no impact on the election of directors unless the failure to vote for an individual results in another individual receiving a larger number of votes. The Corporation will tabulate proxies which are received prior to the meeting. The Corporation intends to have an employee appointed as the inspector of elections at the meeting to receive the tabulation, to tabulate all other votes, and to certify the results of the election.

The following table sets forth the nominees (each of whom is presently a member of the Board of Directors). With respect to each such person, the table sets forth the age, principal occupation during the past five years, office and position presently held with the Corporation, and the year in which the person first became a director.


                         Principal Occupation
                         and Other Positions       Year Term
First Became
      Name          Age  with the Corporation     Will Expire   a
Director

Frederick Zissu*    82   Chairman Emeritus of the      1996
1960
                         Board of Directors of the
                         Corporation and Chairman
                         of the Executive Committee
                         of the Board of Directors
                         of the Corporation <F1>

Sherman A. Rinkel*  70   Chairman of the Board of      1996
1960
                         Directors of the Corporation,
                         Retired President and Chief
                         Executive Officer of the
                         Corporation <F2>

Moe Wind            72   Retired Senior Vice           1996
1960
                         President, Treasurer and
                         Assistant Secretary of
                         the Corporation <F3>

Stanley Simon       78   Owner of Stanley Simon &      1996
1989
                         Associates, management and
                         financial consultants <F4>

Mitchell Tuckman*   45   President and Chief           1996
1994
                         Executive Officer of the
                         Corporation <F5>

Edmond D. Franco    39   Principal of Franco, Lewis    1996
1995
                         & Company, Inc., an invest-
                         ment banking firm <F6>

Michael I. Stolzar  48   Attorney, Partner of Zissu    1996
1995
                         Gumbinger Stolzar &
                         Wasserman <F7>

_________________
*  Member of the Executive Committee of the
   Board of Directors of the Corporation

   Footnotes appear on next page.

<F1>  Mr. Zissu was Chairman of the Board of Directors of the
Corporation from its
      inception in 1960 until his retirement for reasons of health in May, 1995.
      He was Chairman of the Board and Chief Executive Officer of
Vornado, Inc.
      (now known as Vornado Realty Trust), a real estate and merchandising company, from 1971 until May, 1989. He is also of counsel to the law firm
      Zissu Gumbinger Stolzar & Wasserman.  Zissu Gumbinger Stolzar
& Wasserman
      is the general counsel to the Corporation.

<F2>  Mr. Rinkel retired as President and Chief Executive Officer of the
      Corporation on March 1, 1995.  He became Chairman of the
Board in May, 1995.

<F3>  Mr. Wind retired as an officer of the Corporation on March 1,
1992.

<F4>  Mr. Simon is also a director of Gerber Scientific Inc. and
      J. Baker, Inc. and a trustee of Vornado Realty Trust.

<F5>  Mr. Tuckman became President-Chief Executive Officer of the
Corporation in
      March, 1995.  He was Executive Vice President and Chief
Operating Officer
      of the Corporation from August, 1994 until then. From June, 1993 until
      August, 1994, Mr. Tuckman was Vice President-Microwave
Engineering of the
      Corporation.  He was Chief Microwave Engineer of the
Corporation before
      that.

<F6>  Mr. Franco has been a principal of Franco, Lewis & Company,
Inc., an
      investment banking firm he co-founded, since July, 1992.
From February,
      1992 until July, 1992, he was a Senior Advisor to the Ministry of
      Privatization of the Czech Republic. From January, 1991 until February,
      1992, Mr. Franco was an independent financial consultant.
From 1989 until
      December, 1990, Mr. Franco was a Principal-Investment Banking
Division of
      Morgan Stanley & Co., Incorporated.

<F7>  Mr. Stolzar has been Secretary and Assistant Treasurer of the
Corporation
      since June, 1981. During the past five years, he has been principally employed as a practicing attorney. Mr. Stolzar has been a partner of Zissu
      Gumbinger Stolzar & Wasserman since November, 1980.


The Board of Directors of the Corporation has an Audit Committee and a
Compensation Committee, but does not have a Nominating Committee.

The Audit Committee's functions include reviewing annual and quarterly reports and proxy statements sent to stockholders and filed with the Securities and Exchange
Commission, recommending to the Board of Directors the engaging of the independent auditors, reviewing with the independent auditors the plan and results of the auditors' engagement and other matters of interest to the Committee and reviewing with the Corporation's officers matters of interest to the Committee including the effectiveness of the Corporation's internal controls and the results of its operations. The Audit Committee, which held four meetings during the
Corporation's last fiscal year, consists of three members, Messrs.
Simon, Wind and
Franco.  Mr. Simon is the Chairman of the Audit Committee.

The Compensation Committee's function is to, at its discretion, review and make recommendations to the Board of Directors of the Corporation, the appropriate committee of the Board of Directors of the Corporation, or the Board of Directors of the appropriate subsidiary of the Corporation concerning the salaries and other compensation of the officers of the Corporation and its subsidiaries. The
Compensation Committee, which held no formal meetings during the Corporation's last fiscal year, consists of three members, Messrs. Zissu, Rinkel and Wind.

The Board of Directors of the Corporation held three meetings during the
Corporation's last fiscal year. During the last fiscal year, each incumbent
Director of the Corporation attended at least 75% of the combined total of the meetings of the Board of Directors and the committees on which he served except for Frederick Zissu who was unable to do so for reasons of health.

The Corporation is not aware of any family relationships between any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer.


                             EXECUTIVE COMPENSATION


The following table sets forth information concerning total compensation earned by or paid during each of the last three fiscal years to the President-Chief
Executive Officer of the Corporation and the four most highly compensated executive officers of the Corporation who served in such capacities on February
29, 1996 (the "named executive officers").



SUMMARY COMPENSATION TABLE


                                                  Long Term
Compensation Awards
Name and Principal   Fiscal   Annual Compensation    Securities
Underlying
    Position          Year   Salary($)    Bonus($)
Options/SAR's (#)


Mitchell Tuckman <F1> 1996    146,000        0                  0
President-Chief       1995    135,833        0              5,000
 Executive Officer    1994    108,750     11,751            2,500

Russell Gulotta       1996    126,750        0                  0
Senior Vice Presi-    1995    127,917        0              3,000
 dent-Manufacturing   1994     93,750     11,040            2,500

Rozalie Schachter     1996    117,000        0                  0
Vice President-       1995    120,000        0                  0
 Business Development 1994    112,500     11,153            2,500

Howard Cohen          1996    115,050        0                  0
Vice President-       1995    118,000        0                  0
 Administration       1994    114,000     10,220            1,000

Arnold H. Levine <F2> 1996    100,481        0              5,000
Vice President-       1995       -           -                  -
 Finance, Treasurer,  1994       -           -                  -
 Chief Financial
 Officer (Principal
 Financial and Chief
 Accounting Officer)

______________
<F1>  Mr. Tuckman became an executive officer of the Corporation during fiscal year 1994. He became President-Chief Executive Officer of the Corporation on March 1, 1995, the first day of fiscal year 1996.
<F2>  Mr. Levine became an executive officer of the Corporation during fiscal year 1996.



STOCK OPTION GRANTS AND EXERCISES

The Corporation has in effect an employee stock option plan. It does not have any restricted stock or stock appreciation rights plans. The following tables provide information with respect to stock options granted to, held by and exercised by the named executive officers.


OPTION/SAR GRANTS IN LAST FISCAL YEAR



                      Number of       % of Total
                      Securities      Options/SARs   Exercise

                      Underlying      Granted to     or Base
                      Options/SARs    Employees in   Price
Expiration
Name                  Granted (#)(*)  Fiscal Year    ($/Sh)
Date

Mitchell Tuckman            0              -           -
- -

Russell Gulotta             0              -           -
- -

Rozalie Schachter           0              -           -
- -

Howard Cohen                0              -           -
- -

Arnold H. Levine          5,000          62.5%        6.875
3/12/2005



*    Incentive stock options granted under the Corporation's 1990
Stock Option
     Plan at fair market value on the date of grant. The options become exercisable in whole or in part as to not more than 25% of the shares originally subject to them commencing 9 months from the date of grant, and as to an additional 25% after each succeeding 9 month period.





AGGREGATE OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                Number of
                                                Securities
Value of
                                                Underlying
Unexercised
                                                Unexercised
In-the-Money
                                                Options/SARs
Options/SARs
                                                at FY-End(#)   at
FY-End($)

                  Shares Acquired  Value        Exercisable/
Exercisable/
      Name        on Exercise(#)   Realized($)  Unexercisable
Unexercisable

Mitchell Tuckman        0              0        8,125/1,875
3,100/0

Russell Gulotta         0              0        4,875/2,125
1,980/0

Rozalie Schachter       0              0        6,875/1,625
105/195

Howard Cohen            0              0        3,250/250
2,890/30

Arnold H. Levine        0              0        1,250/3,750
  0/0




EMPLOYMENT ARRANGEMENTS

Mr. Zissu was paid $31,300 for serving as a director and consultant to the
Corporation during the last fiscal year. Other directors who are not officers of the Corporation are each paid $500 for each meeting of the Board of Directors which they attend and $4,000 per year. Members of the Audit Committee of the
Board of Directors are also paid $250 for each meeting of the Audit Committee which they attend.

In connection with his retirement as President and Chief Executive Officer of the Corporation on March 1, 1995 and in lieu of the foregoing director compensation arrangements, Mr. Rinkel was retained as a consultant to the
Corporation for a three year period for $25,000 a year and agreed not to compete with the Corporation for three years for $100,000 a year.

In connection with his retirement as an executive officer of the Corporation on
December 1, 1994, Mr. Bernard Grand was retained as a consultant to the
Corporation for a three year period for $10,000 a year and agreed not to compete with the Corporation for three years for $15,000 a year.


CERTAIN TRANSACTIONS

During the fiscal year ended February 29, 1996, the Corporation paid $123,719 for legal services to the firm of Zissu Gumbinger Stolzar &
Wasserman, Esqs.,
of which Frederick Zissu is of counsel and Michael I. Stolzar is a partner.

During the fiscal year ended February 29, 1996, Franco, Lewis &
Company, Inc.
of which Edmond D. Franco is a principal, performed, and during the current fiscal year is performing, investment banking services for the Corporation.

During the fiscal year ended February 29, 1996, the Corporation purchased an officer's and director's liability insurance policy from Great American
Insurance Co. for $18,798. The contract dated May 24, 1995 expired on May 24,
1996 and insures all officers and directors including those of subsidiaries, as listed in the Corporation's Annual Report to Stockholders. The contract was renewed for $18,798, and expires on May 24, 1997.



STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 1, 1996 with respect to the ownership of the Corporation's Common Stock, par value $.01 per share, by each director of the Corporation and nominee for election as a director, each of the named executive officers, all directors and executive officers of the Corporation as a group, and each person known to the Corporation to own beneficially more than five percent of the Corporation's Common Stock.


                              Amount and Nature of       Percent
     Name                    Beneficial Ownership<F1>    of
Class<F12>

Frederick Zissu                       213,396 <F2>          17.8%
500 Valley Road
Wayne, New Jersey 07470

Sherman A. Rinkel                      85,047 <F3>           7.1%
79 Santa Barbara Drive
Plainview, New York 11803

Moe Wind                               53,645                4.5%
31 Longwood Drive
Dix Hills, New York 11746-4715

Winton Charlop                         38,830                3.2%
1568 49th Street
Brooklyn, New York 11219

Stanley Simon                           1,330 <F4>             *
c/o Stanley Simon & Associates
70 Pine Street
New York, New York  10270

Mitchell Tuckman                       10,338 <F5>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Edmond D. Franco                            0                  *
Franco, Lewis & Company
111 John Street, Suite 1200
New York, New York  10038

Michael I. Stolzar                        200                  *
Zissu Gumbinger Stolzar & Wasserman
950 Third Avenue
New York, New York  10022

Russell Gulotta                         5,500 <F6>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Howard Cohen                           14,604 <F7>           1.2%
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Rozalie Schachter                       9,916 <F8>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

Arnold H. Levine                        1,250 <F9>             *
c/o General Microwave Corporation
5500 New Horizons Boulevard
Amityville, New York  11701

All directors and executive           434,061 <F10>          35.4%
<F13>
officers as a group (12 persons,
including those listed above)

Shufro, Rose & Ehrman                 264,050 <F11>          22.1%
745 Fifth Avenue
New York, New York  10151


*   Under 1%

    Footnotes appear on next page.

<F1>  Unless otherwise indicated, each person is the direct owner of and has
      sole voting power and sole investment power with respect to such shares.

<F2>  Does not include 1,000 shares owned by Mr. Zissu's wife in which shares
      Mr. Zissu disclaims any beneficial interest.

<F3>  Does not include 2,420 shares owned by Mr. Rinkel's wife in which shares
      Mr. Rinkel disclaims any beneficial interest.

<F4>  Does not include 700 shares owned by Mr. Simon's wife in which shares Mr.
      Simon disclaims any beneficial interest.

<F5>  Includes 9,375 shares which Mr. Tuckman could acquire within
60 days upon
      exercise of stock options.

<F6>  Includes 5,500 shares which Mr. Gulotta could acquire within
60 days upon
      exercise of stock options.

<F7>  Includes 3,500 shares which Mr. Cohen could acquire within 60 days upon
      exercise of stock options.

<F8>  Includes 7,500 shares which Dr. Schachter could acquire within 60 days
      upon exercise of stock options.

<F9>  Includes 1,250 shares which Mr. Levine could acquire within
60 days upon
      exercise of stock options.

<F10> Includes 27,125 shares which could be acquired within 60 days upon
      exercise of stock options.

<F11> Based on Amendment No. 9 to a Schedule 13G dated February 14,
1996 filed
      by Shufro, Rose & Ehrman. Shufro, Rose & Ehrman is a broker-dealer registered under the Securities Exchange Act of 1934 and an investment adviser registered under the Investment Advisers Act of 1940.

Shufro,
      Rose & Ehrman has sole voting power with respect to 22,300 shares, shared voting power with respect to 0 shares, sole investment power with respect to 264,050 shares and shared investment power with respect to 0 shares.

<F12> Based on 1,197,390 shares outstanding as of April 1, 1996.
      This number has been adjusted, where necessary, with respect to particular persons by adding to it the number of shares which could be acquired within 60 days upon exercise of stock options.

<F13> Based on 1,224,515 shares.  This number was arrived at by adding to the
      total number of shares outstanding as of April 1, 1996, the number of shares which could have been acquired within 60 days upon exercise of stock options by persons included in the group.


                                PROPOSAL NO. 2

                 AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

GENERAL

The Board of Directors of the Corporation has unanimously determined that an increase in the number of shares available to be sold to employees pursuant to the Corporation's Employee Stock Purchase Plan ("Stock Purchase Plan") is advisable and unanimously recommends this to the stockholders for adoption and approval at this meeting. This plan and the amendments to it is discussed in detail below but your attention is directed to the entire Stock Purchase Plan, as amended, which is attached to this proxy statement as Exhibit A.

On April 30, 1996, Mitchell Tuckman, Rozalie Schachter, Howard Cohen, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees including officers who are not executive officers as a group exercised options granted pursuant to the Stock
Purchase Plan on March 1, 1994 to purchase 875 shares, 2,646 shares, 2,681 shares, 6,202 shares, 0 shares and 2,067 shares, respectively, for $6.80 per share. The average market value of Common Stock on the date of grant was $8.75 per share. The average market value on the exercise date was $8.00 per share.


The Corporation's Common Stock is traded on the American Stock
Exchange (Symbol
GMW). On May 6, 1996, the fair market value of the Common Stock, i.e. the closing sales price of the Common Stock on that date on the American Stock
Exchange, was $8.25 per share.


THE PROPOSED AMENDMENT

The Stock Purchase Plan originally provided for the potential offer and sale to employees of the Corporation and its subsidiaries of a maximum of 30,000 shares of Common Stock. After giving effect to stock dividends, previous offerings and an amendment to the Stock Purchase Plan adopted and approved at the 1987 Annual
Meeting, 7,888 shares were available under the Stock Purchase Plan as of May 1,
1996. Accordingly, the Board of Directors of the Corporation unanimously recommends adoption and approval of the amendment to the Stock Purchase Plan that increases the number of shares that may be issued pursuant to it by 59,201 shares to 140,000, thereby making 67,089 shares (approximately 5.5% of the current outstanding shares) available for future sale pursuant to the Plan. The amendment is subject to adoption and approval by the Corporation's stockholders at this meeting.


DESCRIPTION OF THE STOCK PURCHASE PLAN

Pursuant to the Stock Purchase Plan, the Corporation offers options to purchase
Common Stock of the Corporation to eligible employees. The purchase price for shares subject to such options is 85% of the lesser of the average market value of the Common Stock on the date of grant or on the exercise date.
The exercise
date of options is the last business day of the 25th month following the date of grant. Payment for the shares is made through payroll deductions over a two year period.

The Stock Purchase Plan is administered by a three member committee
("Stock
Purchase Plan Committee") selected by the Board of Directors of the Corporation from amongst its members and serving at its pleasure. The Stock Purchase Plan
Committee determines when an offering will be made under the Plan. In connection with an offering, it also determines Plan Compensation (explained below), the eligibility date, the date of grant, and the exercise date.

The right of a participating employee to purchase shares under the Stock
Purchase Plan is referred to as an option. All full-time employees of the
Corporation and its subsidiaries, including officers, who have been employed for one year or more on the eligibility date for any offering are granted options for a number of shares to be determined by the employee up to the maximum allowed and available under the Stock Purchase Plan and the terms of that offering. A full-time employee is one whose customary employment is in excess of twenty hours per week during more than five months in any calendar year. As of February 29, 1996, approximately 169 persons were eligible to participate in the Stock Purchase Plan.

No employee may be granted an option under the Stock Purchase Plan if, immediately after it is granted, that employee owns stock possessing five percent or more of the total combined voting power of all classes of stock of the Corporation. Additionally, no employee may be granted an option under the
Stock Purchase Plan which permits the employee's rights to purchase stock under any offering made pursuant to this or any other employee stock purchase plan of the Corporation to accrue at a rate which exceeds Twenty-five Thousand
($25,000.00) Dollars of fair market value of such stock (determined at the time such option is granted) for each calendar year or portion thereof in which such option is outstanding.

The maximum number of shares for which an employee may receive options is based upon a formula, part of which is determined by the Stock Purchase Plan Committee and part of which is determined by the employee. The Committee determines the maximum number of shares to be offered and Plan Compensation. Plan Compensation is a multiple of the regular annual compensation of each eligible employee. The same multiple applies to all employees for an offering. An employee who elects to participate in the offering may contribute up to a maximum of twenty (20%) percent of his Plan Compensation. The exact percentage to be contributed is set by the employee. The number of shares an employee may purchase is determined by dividing the option price of the shares (described below) into the amount which the employee had determined to contribute. Contributions are made by payroll deductions over approximately twenty-four months. The shares are purchased on the exercise date at the end of this period.

The option price for all offerings is fixed by the Stock Purchase Plan at eighty-five (85%) percent of the lesser of the average market price of Common
Stock on the date of the grant or the exercise date. Contributions are calculated using the option price at the date of grant. If the option price is thereafter lowered because of a lower market price for the Common Stock on the exercise date, the employee will receive an appropriate refund at the time of purchase. In addition, a refund will be given where a whole number of shares cannot be purchased.

All options provide for appropriate adjustment in the number of shares and the purchase price thereof in the event of stock dividends, stock splits and similar changes. Employees participating in the Stock Purchase Plan will have no rights as stockholders of the Corporation with respect to shares purchased under the
Stock Purchase Plan unless and until certificates representing such shares have been issued.

No participating employee may assign or hypothecate his rights or interest under the Stock Purchase Plan. These rights are exercisable only during the employee's lifetime and only by the employee.

An employee may withdraw his participation in an offering under the Stock
Purchase Plan at any time prior to the exercise date of that offering. At the time the employee withdraws, the employee may either withdraw the amount the employee has contributed, or permit that amount to be used to purchase shares of Common Stock in accordance with the Stock Purchase Plan. If an employee initially decides not to withdraw the employee's account balance, the employee may thereafter request such withdrawal in writing at any time prior to the exercise date. Partial withdrawals are not permitted at any time. No charge will be made to the employee upon such withdrawal. No interest will be paid on any contributions which are returned. If an employee elects to terminate the employee's contributions, the employee cannot, at any subsequent time, begin again to make contributions towards the same offering. Any funds which have been contributed may only be applied to the offering under which they were initially contributed. No transfer to a subsequent or earlier offering is permitted.

An employee's participation in the Stock Purchase Plan will also be terminated upon the employee's retirement, death or termination of employment.

Upon the
occurrence of such an event prior to the exercise date of an offering, no payroll deduction will be taken from any pay due or owing to the employee at such time. The balance of his account will be paid over to the employee or, in the event of the employee's death, to the employee's estate.

Pursuant to the Stock Purchase Plan, all employee contributions are held by the
Corporation. They are not segregated, but are kept as part of the Corporation's general funds and may be used by it for any corporate purpose. No contribution to the Stock Purchase Plan is made by the Corporation. All expenses of the
Stock Purchase Plan are borne by the Corporation.

The Stock Purchase Plan does not provide for any termination date. It does, however, provide that it may be amended or terminated at any time by the Board of Directors of the Corporation, provided that no such amendment or termination may prejudice or diminish any right of any participant which shall have theretofore accrued.

FEDERAL INCOME TAX CONSEQUENCES

The following description of Federal income tax consequences is based upon current statutes, regulations and interpretations. The description does not include state or local tax consequences.

The options granted pursuant to the Stock Purchase Plan are governed by Section
423 of the Internal Revenue Code of 1986, as amended ("Code"). No tax liability results to the optionee upon the grant or exercise of an option, and the
Corporation is allowed no deduction in connection therewith at any time, except as set forth below.

Upon a disposition of stock acquired pursuant to an option, the tax consequences to the optionee depend upon the length of time the stock was held at the time of disposition.

If an optionee holds the stock for more than two years after the option is granted and for more than one year after the stock is acquired, the optionee will realize ordinary income in the year of disposition to the extent that the lesser of (i) the amount realized, or (ii) the fair market value of the stock at the time the option was granted, exceeded the option exercise price. Any further gain is taxed as long-term capital gain. If the amount realized is less than the exercise price, the optionee will realize no ordinary income, and will realize a long-term capital loss equal to the difference.

Pursuant to the terms of the Stock Purchase Plan, Common Stock is acquired more than two years after an option is granted. Accordingly, an optionee cannot dispose of the stock within two years after the option is granted. However, if disposition occurs more than two years after the option is granted but less than one year after the stock is acquired, the optionee will realize ordinary income in the year of disposition to the extent that the fair market value of the stock on the date of exercise exceeded the option exercise price. Any excess will be taxed as short-term capital gain. If the amount realized is less than the fair market value on the date the option was exercised, the optionee will realize a short-term capital loss in addition to any ordinary income realized in accordance with the third sentence of this paragraph.

If an optionee dies while holding stock acquired upon exercise of an option, the optionee's final income tax return must include as ordinary income an amount equal to the amount by which the lesser of (i) the fair market value of the stock on the date of death, or (ii) the fair market value of the stock at the time the option was granted, exceeds the option exercise price. This rule applies regardless of the length of time the optionee held the stock prior to his death. Upon sale of the stock, the deceased optionee's successor will realize capital gain or loss based upon the difference between the basis of the stock in the hands of such successor and the amount realized from the sale.

If an optionee is required to realize ordinary income in connection with the disposition of stock acquired pursuant to an Option, the Corporation will be allowed a deduction in an amount equal to such ordinary income in the taxable year of the Corporation in which such disposition occurs, except in the case of an optionee who holds the stock for more than two years after the option was granted and more than one year after the option was exercised, in which event no deduction is allowable to the Corporation at any time.

The Stock Purchase Plan is not subject to any of the provisions of the Employee
Retirement Income Security Act of 1974 ("ERISA"). The provisions of Section
401(a) of the Code are not applicable to it, and accordingly, it is not qualified pursuant thereto.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO.
2.

The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote thereon at the meeting is required for adoption and approval of the amendment to the Stock Purchase Plan. Any shares not voted, whether by abstention, broker non-vote or otherwise, have the same effect as a negative vote.


                                 OTHER MATTERS


INFORMATION RESPECTING THE CORPORATION'S INDEPENDENT AUDITORS

The Board of Directors of the Corporation has selected KPMG Peat Marwick LLP as independent auditors for the current fiscal year. This firm served in the same capacity for the fiscal year ended February 29, 1996. Representatives of KPMG
Peat Marwick LLP are expected to be present at the Annual Meeting to make any statements they feel appropriate and to respond to appropriate questions directed to them.


ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board of Directors of the Corporation does not intend to present any other matters at the meeting, nor does it have any other information that other matters will be brought before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.


STOCKHOLDER PROPOSALS

Stockholder proposals for the 1997 Annual Meeting must be received at the principal executive offices of the Corporation, 5500 New Horizons Boulevard,
Amityville, New York 11701, Attention: President, not later than
January 28,
1997 for consideration for inclusion in the 1997 proxy statement and form of proxy.

                                           BY ORDER OF THE BOARD OF
DIRECTORS

                                                      MICHAEL I.
STOLZAR,


Secretary
May 28, 1996



                                   EXHIBIT A


                         GENERAL MICROWAVE CORPORATION
                   EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED


                                   SECTION 1
                                    PURPOSE
This Employee Stock Purchase Plan ("Plan") is intended as an incentive to encourage stock ownership by all employees of General Microwave Corporation and its subsidiaries ("Company") so that they may acquire or increase their proprietary interest in the success of the Company and thus be encouraged to remain in the employ of the Company. It is further intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the 1986 Internal
Revenue Code.


                                   SECTION 2
                                ADMINISTRATION
The Plan shall be administered by a committee appointed by the Board of
Directors of the Company ("Committee") which shall consist of three members.
The Board of Directors may, from time to time, remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. Action taken by a majority of the Committee at any meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

The interpretation and construction by the Committee of any provisions of the
Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.



                                   SECTION 3
                                  ELIGIBILITY
All employees of the Company, including officers and directors who are employees, who are, as of July 1, 1976 and as of future eligibility dates as determined by the Committee, employed by the Company for one year or more shall be granted options under this Plan to purchase the Company's Common Stock. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 425(c) and (f)
of the 1954 Internal Revenue Code. For purposes of determining stock ownership under this paragraph, the rules of Section 425(d) of the 1954 Internal Revenue
Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

No employee may be granted an option under any offering made pursuant to this
Plan which permits his rights to purchase stock under all such plans of the
Company and its subsidiaries to accrue at a rate which exceeds
$25,000 of fair
market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

For purposes of this Section 3, the term employee shall not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year.


                                   SECTION 4
                                   OFFERINGS
Each offering shall be made by the granting of options to all eligible employees in an amount to be determined by the Committee. The Committee shall determine the terms and conditions of each offering. These terms and conditions shall specify the duration of the offering, the exercise date and the amount of stock that may be purchased thereunder. Under the Plan (after giving effect to stock dividends declared on October 29, 1985 and March 11, 1986), a maximum of 140,000 shares of the Company's stock may ultimately be offered for sale to the employees of the Company.


                                   SECTION 5
                                 PARTICIPATION
An employee eligible on the effective date of any offering may participate in such offering by completing and forwarding a "Payroll Deduction Authorization for Purchase of General Microwave Corporation Stock" form, by the date specified therein, to the Committee at the main office of the Company.


                                   SECTION 6
                                  DEDUCTIONS
The Company will maintain payroll deduction accounts for all participating employees. With respect to any offering made under the Plan, an employee may authorize payroll deductions in equal amounts per pay period over approximately
24 months. Such authorization shall specify the total amount to be deducted, the number of shares intended to be purchased and the date on which payroll deductions are to commence, which date may not be retroactive.


                                   SECTION 7

                                   INTEREST

No interest shall accrue on employee payroll deduction accounts maintained pursuant to the Plan.


                                   SECTION 8

                           WITHDRAWAL FROM THE PLAN

An employee may at any time prior to the exercise date discontinue participation in the Plan by notifying the Committee in writing. Thereupon, the employee may either leave his account balance to be applied in accordance with the purposes of the Plan or may request in writing withdrawal of his account balance, thereby withdrawing from participation in the offering. In the event an employee upon the initial decision to discontinue payroll deductions under the Plan elects to leave his account balance, he may at any time thereafter prior to the expiration of the Plan, request, in writing, withdrawal of his account balance. Partial withdrawal will not be permitted. Officers or directors of the Company who cease participation in the Plan may not participate again for at least six months thereafter.


                                   SECTION 9
                              PURCHASE OF SHARES
Each employee participating in any offering under this Plan will be granted an option as of the effective date of such offering to purchase a number of shares to be determined as follows: At or prior to the commencement of the offering, the Committee will determine and announce the "Plan Compensation" applicable to said offering, which shall be a multiple of the regular annual compensation of each participant. The same multiple shall apply to all participants. Each participant shall then determine the amount he wishes to invest in Common Stock.
Such amount shall be stated as a percentage (not to exceed 20%) of his Plan
Compensation. The number of shares to be purchased by each employee shall be determined by dividing the amount of such employee's percentage of his Plan
Compensation by an amount equal to 85% of the average market price of the Common
Stock at the date the option is granted.

When the option is exercised, the purchase price shall be the lesser of 85% of the average market price of the Common Stock on the date of grant or 85% of the average market price on the date of exercise, in which latter event there shall be refunded to each participant, without interest, any amount withheld from such employee in excess of the purchase price of the Common Stock.

Participation in any offering will not bar an employee from simultaneously participating in any subsequent offerings. Payroll deductions may be made under each offering to the extent authorized by the employee, subject to the maximum and minimum limitations imposed for such offering. A separate employee payroll deduction account will be maintained with respect to each offering.

A participating employee may not purchase any shares under any offering after
27 months from the date of grant thereof. If an employee does not accumulate sufficient funds in his account to purchase at least one share within 27 months, he will thereupon be deemed to have withdrawn from the offering and the amount in his account will be refunded.


                                  SECTION 10

                         REGISTRATION OF CERTIFICATES

Certificates may be registered only in the name of the employee or, if he so indicates on his Payroll Deduction Authorization form, in his name jointly with a member of his family with right of survivorship. An employee who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in his name as tenant in common with a member of his family without right of survivorship.


                                  SECTION 11
                                  DEFINITIONS
"Date of Grant" shall be July 1, 1976 or such date as may be specified by the
Committee for any subsequent offering under this Plan.

The phrase "average market price" means the average of the high and low prices of the Company's Common Stock in the over-the-counter market on the appropriate date, or, if no sales of the Company's Common Stock were made on that day, the average of the high and low prices on the next preceding day on which sales were made. However, if the Corporation's Common Stock is listed on a stock exchange,
"average market price" means the average of the high and low sales prices of the
Company's Common Stock as reported by that stock exchange on the appropriate date, or, if no sales of the Company's Common Stock were made on that day, the average of the high and low sales prices on the next preceding day on which sales were made.

The term "Common Stock" means the Company's common stock, par value $.O1 per share, which may, at the discretion of the Committee be unissued, in the
Company's treasury, or purchased on the open market.

The term "working day" means a day other than a Saturday, Sunday or scheduled holiday.


                                  SECTION 12

                            RIGHTS AS A STOCKHOLDER

None of the rights or privileges of a stockholder of the Company shall exist with respect to shares purchased under this Plan unless and until certificates representing such shares have been issued.


                                  SECTION 13

           RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT

In the event of a participating employee's retirement, death, or termination of employment, no payroll deductions shall be taken from any pay due or owing to him at such time and the balance in his account shall be paid to him or, in the event of his death, to his estate.


                                  SECTION 14

                            RIGHTS NOT TRANSFERABLE

Rights under this Plan are not transferable by a participating employee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the United States Internal
Revenue Code of 1986, as amended.


                                  SECTION 15
                             APPLICATION OF FUNDS
All funds received or held by the Company in payroll deduction accounts maintained pursuant to this Plan may be used for any corporate purpose.


                                  SECTION 16

                    ADJUSTMENT IN CASE OF CHANGES AFFECTING
                      GENERAL MICROWAVE CORPORATION STOCK

In the event of a subdivision of outstanding shares, or the payment of a stock dividend, the number of shares of Common Stock reserved or authorized to be reserved under this Plan, including shares covered by outstanding grants to participating employees, shall be increased proportionately, and the purchase price for each participant shall be decreased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board of Directors.
In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board of Directors to give proper effect to such event.


                                  SECTION 17

                       AMENDMENT OR TERMINATION OF PLAN

The Board of Directors may, at any time and from time to time, amend this Plan in any respect, or terminate it, provided, however, that no such action shall prejudice or diminish any right of any participant hereunder which shall have theretofore accrued. Should any amendment to this Plan be required in order to comply with the requirements of Section 423 or any other provision of the
Internal Revenue Code and the Regulations issued thereunder, such amendment may be adopted by the Board of Directors retroactively to the date thereof.

Upon termination of the Plan prior to the exercise date under any offering hereunder, there shall be no further payroll deductions under the Plan, but participating employees shall continue to participate in the offering to the extent of all amounts then in their payroll deduction accounts.


                                  SECTION 18

                           GOVERNMENTAL REGULATIONS

The Company's obligation to sell and deliver Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.


                                  SECTION 19

                         INDEMNIFICATION OF COMMITTEE

In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                                  SECTION 20
                                 CONSTRUCTION
This Plan shall be construed and enforced in accordance with the laws of the
State of New York. This Plan is intended to comply with the requirements of
Section 423 and related provisions of the Internal Revenue Code and the
Regulations issued thereunder. Any question of construction shall be resolved in favor of compliance therewith.


                                  SECTION 21

                             STOCKHOLDER APPROVAL

The adoption of the Plan shall be subject to approval by the holders of a majority of the shares of the Company's Common Stock present and voting at the
Annual Meeting to be held in June 1976.

        ANNUAL MEETING OF STOCKHOLDERS OF GENERAL MICROWAVE
CORPORATION


      The undersigned, revoking all prior proxies, hereby appoints
SHERMAN A.
RINKEL and MITCHELL TUCKMAN, or either one of them, proxies, with full power of substitution, to vote all shares the undersigned is entitled to vote at the
Annual Meeting of Stockholders of General Microwave Corporation ("Corporation") to be held at General Microwave Corporation, 5500 New Horizons Boulevard,
Amityville, New York on Tuesday, June 25, 1996 at 11:00 o'clock in the morning,
Eastern Daylight Saving Time, and all adjournments thereof, and to vote as directed below upon the proposals which are more fully set forth in the Proxy
Statement and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment or adjournments thereof; all as more fully set forth in the Notice of Meeting and Proxy Statement, receipt of which is hereby acknowledged.


                       (Continued and to be Voted, Signed and
                        Dated on Reverse Side)


                                                      (over)



                       Place mark in this box if      [    ]
                       you plan to attend the         [    ]
                       stockholders meeting.


                            PLEASE SIGN AND RETURN PROMPTLY

PROPOSAL NO. 1    Election of Directors-The Board of Directors
Recommends
                  a Vote "FOR" Election of Directors.


FOR all nominees        WITHHOLD      FREDERICK ZISSU, SHERMAN A.
RINKEL,
(except as indicated    AUTHORITY     MOE WIND, STANLEY SIMON,
MITCHELL
herein)                to vote for    TUCKMAN, EDMOND D. FRANCO,
MICHAEL
                       all nominees   I. STOLZAR
                                      (To withhold authority to
vote for
       [  ]                [  ]       any individual nominee, write
that
       [  ]                [  ]       nominee's name on the space
provided
                                      below.)





PROPOSAL NO. 2    The Board of Directors Recommends a Vote "FOR"
this proposal.


     FOR    AGAINST    ABSTAIN        2. Adoption and approval of
the
                                         amendment to the Employee
Stock
                                         Purchase Plan.
                         __
    [  ]      [  ]      [  ]
    [  ]      [  ]      [__]


Please sign exactly as your name or   Dated:
, 1996
names appear hereon.  Each joint
owner must sign (Executors, Admin-

istrators, Trustees, etc., will
kindly so indicate when signing).

                                                   Signature(s)



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  UNLESS
OTHERWISE SPECIFIED,
THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

                         SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
Rule
     14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                      GENERAL MICROWAVE CORPORATION

             (Name of Registrant as Specified In Its Charter)




  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange
Act Rule
     14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)  Proposed maximum aggregate value of transaction:



     5)  Total fee paid:

___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed: